Share Based Compensation (Details) - Schedule of compensation expense relating to share options granted to employees - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Schedule of compensation expense relating to share options granted to employees [Abstract]
Sales and marketing expenses	$ 79	$ 103
General and administrative expenses	102	232
Research and development expenses	70	159
Total compensation expense	$ 251	$ 494